EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                  PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Onspan Networking Inc,. (the "Registrant") on Form 10-QSB for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on August 26, 2003, hereof (the "Report"), the undersigned Marissa Dermer Chief Financial Officer of Onspan Networking, Inc. (the "Company") certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or5 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: August 26, 2003                   By: /s/ Marissa Dermer
                                            Marissa Dermer,
                                            Chief Financial Officer